UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2022

Apollo Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  9 West 57th Street, 43rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Update on Non-GAAP measures

As previously announced, Apollo Global Management, Inc. ("Apollo" or "we") plans to release financial results for the first quarter 2022 on May 5, 2022. Ahead of that date and following our Investor Day held on October 19, 2021 ("Investor Day") and the completion of our merger with Athene Holding Ltd. ("Athene") on January 1, 2022, we are providing an update of our Non-GAAP measures.

As initially disclosed at our Investor Day, we will report our results for three operating and reportable segments. On February 11, 2022, we posted a presentation on the Stockholders section of Apollo's website at https://www.apollo.com/stockholders with updated Non-GAAP measures for historical periods, and subsequent to posting that presentation we have made certain modifications to our Non-GAAP measures which will be reflected in our first quarter 2022 financial results. These modifications have no impact on Apollo’s historical consolidated U.S. GAAP financial results.

Adjusted Net Income

We have renamed Distributable Earnings ("DE") to Adjusted Net Income ("ANI"). The primary reason for this change is to align the naming convention with the broader financial services sector and take into account the recent adjustment in our dividend policy from a variable quarterly amount based on total DE to a stated amount that is expected to grow over time. Importantly, there is no change to the components of this Non-GAAP measure, which includes the sum of Fee Related Earnings ("FRE"), Spread Related Earnings ("SRE"), Principal Investing Income ("PII"), interest and financing costs, and taxes and related payables. For purposes of calculating the ANI tax rate, pre-tax ANI includes the impact of interest and financing costs.

Principal Investing Income

We have modified our definition of PII to exclude interest and financing costs. These costs are not attributable to any specific segment and excluding them from PII better represents the Principal Investing segment’s profitability. The removal of interest and financing costs from PII is the only change impacting the Principal Investing segment versus the presentation published on February 11, 2022.

Normalized Spread Related Earnings

We are introducing a new supplemental Non-GAAP measure, Normalized SRE, which reflects normalized income from alternative investments managed for Athene (approximately 6% of Athene’s total investments, including related parties as of December 31, 2021) and excludes certain notable items. As-reported SRE reflects quarterly changes in the fair value of these alternative investments whereas Normalized SRE adjusts the income earned on these alternative investments to align performance with the long-term alternative investment returns Apollo has historically generated on Athene’s behalf. Certain notable items that increase or decrease as-reported SRE, such as variability in long-term actuarial experience, and/or assumption unlocking events, among other items, generally reported within cost of funds, will also be excluded from Normalized SRE to provide a clearer understanding of the recurring nature of Apollo’s SRE.

Fee Related Earnings

We have enhanced our definition of FRE to note that FRE is inclusive of fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments. This is intended to provide greater transparency on the components of FRE and add consistency in the description of FRE with other alternative asset managers. This has no impact on previously published FRE results.

The information included in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Items.

Pro Forma Financial Statements

We are supplementally providing, as Exhibit 99.1 hereto, unaudited pro forma condensed combined financial data of Apollo, consisting of (a) the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021, and (b) the unaudited pro forma condensed combined statement of financial condition as of December 31, 2021 (collectively, the “Supplemental Pro Forma Financial Statements”). The Supplemental Pro Forma Financial Statements combine the historical consolidated statement of operations of Apollo Asset Management, Inc. ("AAM") and the historical consolidated statement of income of Athene Holding Ltd. ("Athene"), after giving effect to the mergers and Apollo's corporate recapitalization disclosed in Apollo's current report on Form 8-K12B filed with the Securities and Exchange Commission on January 3, 2022.

***

The information in this Current Report on Form 8-K contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis and expectations regarding benefits anticipated to be derived from the merger with Athene. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report on Form 8-K, the words “believe,” “anticipate,” “estimate,” “expect,” “intend”, “may,” “will,” “could,” “should,” “might,” “target,” “plan,” “seek,” “continue” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new Apollo funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, and interest rate fluctuations generally, Apollo's ability to manage its growth, fund performance, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by the funds Apollo manages, Athene’s ability to manage its business in a highly regulated industry, changes in Apollo’s regulatory environment and tax status, litigation risks and Apollo’s ability to recognize the benefits expected to be derived from the merger of Apollo with Athene, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in AAM’s Annual Report on Form 10- K filed with the SEC on February 25, 2022 and Athene’s Annual Report on Form 10-K filed with the SEC on February 25, 2022, as such factors may be updated from time to time in Apollo’s, AAM’s or Athene’s periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in other filings. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of any Apollo fund.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Supplemental Pro Forma Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Global Management, Inc.
Dated: May 2, 2022	By:	/s/ Martin Kelly
Name: Martin Kelly
Title: Chief Financial Officer

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